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                                   EXHIBIT III

                             JOINT FILING AGREEMENT

                  In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with all other Reporting Persons (as such term is defined in the Schedule 13D referred to below) on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the Ordinary Shares, par value $0.133, of SINA Corporation and that this Agreement be included as an exhibit to such joint filing. This Agreement may be executed in any number of counterparts all of which, taken together, shall constitute one and the same instrument.

                                          SHANDA INTERACTIVE
                                          ENTERTAINMENT LIMITED

                                          /s/ Tianqiao Chen
                                         --------------------------------------
                                          Tianqiao Chen
                                          Chief Executive Officer

                                          SKYLINE MEDIA LIMITED

                                          /s/ Tianqiao Chen
                                          --------------------------------------
                                          Tianqiao Chen
                                          Director and Attorney in Fact

                                          SKYLINE CAPITAL INTERNATIONAL LIMITED
                                          By Shanda Media Limited, its Director

                                          /s/ Tianqiao Chen
                                          --------------------------------------
                                          Tianqiao Chen
                                          Director and Attorney in Fact

                                          SHANDA MEDIA LIMITED

                                          /s/ Tianqiao Chen
                                          --------------------------------------
                                          Tianqiao Chen
                                          Director and Attorney in Fact

                                          TIANQIAO CHEN

                                          /s/ Tianqiao Chen
                                          --------------------------------------
                                          Tianqiao Chen